UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06444
Legg Mason Partners Equity Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: April 30,
Date of reporting period: April 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT APRIL 30, 2007	Legg Mason Partners All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
All Cap Fund

   Annual Report • April 30, 2007
What’s
Inside

Fund Objective

The Fund seeks long-term capital growth.

Letter from Chairman	I

Fund Overview	1

Fund at a Glance	7

Fund Expenses	8

Fund Performance	10

Historical Performance	11

Schedule of Investments	12

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	35

Additional Information	36

Additional Shareholder Information	43

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period. After expanding 2.6% in the second quarter of 2006, U.S. gross domestic product (“GDP”)[i] increased 2.0% in the third quarter and 2.5% in the fourth quarter. The preliminary estimate for first quarter 2007 GDP growth was 0.6%. While consumer spending remained fairly solid, the cooling housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the period.

After increasing the federal funds rateii to 5.25% in June 2006 — its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”
Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the 12-month reporting period. After treading water during the first half of 2006, U.S. stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were widespread, as stock markets around the world also declined. After a modest
Legg Mason Partners All Cap Fund      I

increase in March 2007, U.S. stock prices rallied sharply in April, due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 15.23% during the 12 months ended April 30, 2007.
Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000,vi and Russell 2000vii Indexes returning 15.24%, 15.16%, and 7.83%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 17.50% and 11.53%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Investment Manager and Investment Strategy Changes

The Board and shareholders of the Fund approved Legg Mason Capital Management, Inc. (“LMCM”) as the Fund’s investment manager effective February 2, 2007. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund. Prior to February 2, 2007, LMPFA was the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) was the Fund’s subadviser. LMCM, LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
LMCM, with offices at 100 Light Street, Baltimore, Maryland 21202, manages assets for clients around the globe, including corporations, public funds, government entities, endowments, foundations and individual investors.
Jay Leopold, who manages LMCM’s All Cap product, is responsible for the day-to-day management of the Fund. Mr. Leopold joined Legg Mason in 1986 and LMCM in 1995. Mr. Leopold graduated cum laude from the Wharton School at the University of Pennsylvania with a B.A. in Finance and received his CFA designation in 1989.
The new investment manager is managing the Fund according to the following investment policies and strategies. The Fund invests primarily in equity securities of any size that, in the portfolio manager’s opinion, offer the potential for capital growth. The Fund does not have specific market capitalization parameters, allowing the portfolio manager greater flexibility to identify investment opportunities that are
II     Legg Mason Partners All Cap Fund

expected to help the Fund achieve its investment objective. The portfolio manager follows an intrinsic value discipline in selecting securities, and, therefore, seeks to purchase securities trading at large discounts to the portfolio manager’s assessment of their estimated value.

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Board of Directors/ Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007.

•	Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.
•	New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.
•	Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Additionally, effective as of the close of business on July 27, 2007, Class 1 shares of the Fund will be closed to all new purchases and incoming exchanges. Investors owning Class 1
Legg Mason Partners All Cap Fund      III

shares on that date will be permitted to continue to maintain their then-current Class 1 shares, but will no longer be permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions). Affected shareholders were sent a communication notifying them of this change.
Prior to February 2, 2007 the Fund was known as Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 4, 2007
IV     Legg Mason Partners All Cap Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Legg Mason Partners All Cap Fund      V

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Fund Overview
A message from Portfolio Manager Jay Leopold
Welcome! This is the first annual report following the appointment of Legg Mason Capital Management, Inc. (“LMCM”) as investment manager of the Legg Mason Partners All Cap Fund. Consequently, it would be constructive to introduce LMCM and myself to give you a better understanding of how your Fund is being managed.
   LMCM, which manages over $65 billion in assets, is a subsidiary of Legg Mason, Inc., which has grown into one of the largest money managers in the world with over $900 billion under management. Headed by Bill Miller, LMCM’s investment team has been managing money since 1982. While we seek to continuously improve our knowledge base and skills, our core investment philosophy and process have remained relatively consistent over the years.
   With thousands of professional money managers seeking excess returns, the market often accurately discounts the foreseeable future based on an analysis of publicly available information and a series of possible outcomes. However, in our opinion, inefficiencies in the prices of individual stocks and the market occasionally occur when the time horizon is extended or when diversity of thought breaks down. Examples of the latter would include the 1999 tech bubble, when most investors were universally bullish in the technology space, and the late 2001 recession exacerbated by the terrorist attacks, when most were quite bearish on the market.
   We attempt to take advantage of these inefficiencies by maintaining a long-term investment horizon. We expect that the turnover in the Fund will be considerably less than that of the typical equity mutual fund, which has an average holding period of just over one yeari. We also spend significant time studying behavioral finance, which we believe allows us to better take advantage of others’ emotional foibles.
   We expect that the Legg Mason Partners All Cap Fund, like other funds managed by LMCM, will remain fairly concentrated. In the context of broadly efficient markets, truly superior long-term investments are uncommon. To the extent a firm has confidence in its investment process and research team, as we do, it makes sense in our opinion to build larger positions in a concentrated portfolio that can have a greater impact on returns rather than establishing smaller positions in a widely dispersed portfolio.
   This concentration can lead to some volatility in the short term, but we believe it gives us the greatest opportunity to create excess risk-adjusted returns in the long run. We attempt to dampen this volatility by constructing a portfolio of companies with different market caps, secular growth characteristics, economic sensitivities, balance sheets, and geographic locations of their operations. An all cap fund gives a manager ample opportunity to create a portfolio providing exposure to a variety of issuers and find undervalued areas of the market.
   Finally, LMCM portfolio managers are stock pickers at heart. Individual companies carefully progress through our rigorous analytical framework. Ideally, we want good businesses, run by good managers and trading at good valuation levels. While we seek all three, in our opinion good money can still be made with two of the three.
   For instance, we believe a good management team may fix or sell a bad business. Conversely, a bad management team may be replaced if they are unable to earn an
Legg Mason Partners All Cap Fund 2007 Annual Report      1

attractive rate of return on a good business. But the last of the three criterion, a good value, we believe is always a requirement for admission into the portfolio.
   Finally, you should know a little bit about my background. I bought my first stock when I was 13 years old. At that age, investments are more luck than skill, but my first investment was SmithKline, just as their new ulcer drug was hitting the market. The stock doubled and a hobby was born. I soaked up new information about investing like a sponge, reading as many books and periodicals as I could get my hands on, and riding my bike to the local brokerage firm to watch a ticker tape during the summers and even after school, well before it became so popular on CNBC. Three years later, I convinced my parents to allow me to invest $8,000 of their money, a princely sum in 1980. I had to cover 100% of the losses but was entitled to two-thirds of the profits. In retrospect, I now jokingly refer to it as a family hedge fund.
   The success of my early investing endeavors led me to apply to the University of Pennsylvania’s Wharton School, the best undergraduate school for business that I could find. After interning for Legg Mason while at Penn, I eagerly accepted an offer to be an analyst to see if I could make a profession out of my hobby. Over 20 years later, I am still with Legg Mason, spending my entire career as an analyst and a portfolio manager. While I am a new manager of this Fund, I have been managing all cap portfolios since 2002.
   I have recently joined you as a significant investor in this Fund. I appreciate your trust in LMCM and me and can promise we will work tirelessly to discover new investment ideas that we believe will earn excess returns to help you meet your financial goals.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The major U.S. stock market indices turned in strong one-year returns as of April 30, 2007. The broad Russell 3000 Indexii generated a total return of 14.48%, while the S&P 500iii gained 15.23%iv. The mid cap segment of the market also performed very well, with the Russell Midcap Indexv climbing 15.24%. Elsewhere, small cap stocks, represented by the Russell 2000 Indexvi, as well as the Nasdaq Composite Indexvii, increased 7.83% and 8.72%, respectively.
   Robust market returns were achieved against a favorable backdrop of economic expansion and low inflation. Solid, albeit slowing, U.S. gross domestic product (“GDP”)viii growth averaged 1.9% over the trailing four quarters (ending March 31, 2007), supporting double-digit corporate earnings growth rates. At the same time, inflation remained tame enough to trigger an overall decline in 10-year Treasury yield from 5.07% to 4.63%.
   The market’s upward trajectory, however, was not a smooth and steady ascent. Indeed, the 12-month period was punctuated by two unnerving bouts of short-term volatility (from May to June 2006 and from February to March 2007). For long-term investors, however, we believe the more significant event occurred on August 9, 2006. On this date, the Federal Reserve Board (“Fed”)ix paused its campaign of interest rate hikes, after previously raising the federal funds ratex 17 consecutive times over a two-year period.
   The significance of this change may be better appreciated by examining equity returns before and after the Fed’s pause. Following the pause, we saw remarkable differences in the market’s overall direction, as negative returns from May 1, 2006 to August 9, 2006 were
2     Legg Mason Partners All Cap Fund 2007 Annual Report

replaced by double-digit appreciation for the period from August 9, 2006 through April 30, 2007. In addition, the formerly narrow market leadership expanded.
Performance Review
For the 12 months ended April 30, 2007, Class A shares of Legg Mason Partners All Cap Fund, excluding sales charges, returned 9.98%. These shares underperformed the Lipper Multi-Cap Core Funds Category Average1 which increased 12.25% over the same time frame. The Fund’s unmanaged benchmark, the Russell 3000 Index, returned 14.48% for the same period.

Performance Snapshot as of April 30, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

All Cap Fund — Class A Shares	5.28%	9.98%

Russell 3000 Index	8.90%	14.48%

Lipper Multi-Cap Core Funds Category Average	9.10%	12.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ InvestorServices.

Excluding sales charges, Class B shares returned 4.79% and Class C shares returned 4.89% over the six months ended April 30, 2007. Excluding sales charges, Class B shares returned 9.09% and Class C shares returned 9.19% over the 12 months ended April 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Prior to February 2, 2007, the Fund had a different manager and followed different investment strategies under the name “Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value.”

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 922 funds for the six-month period and among the 889 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total annual operating expenses for Class A, Class B and Class C shares were 1.23%, 2.03% and 1.83%, respectively. The investment manager contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.16% for Class A shares and 1.93% for Class B shares until September 1, 2008.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 889 funds in the Fund’s Lipper category, and excluding sales charges.
Legg Mason Partners All Cap Fund 2007 Annual Report      3

Q. What were the most significant factors affecting Fund performance?
   What were the leading contributors to performance?

A. In terms of stock selection, over the first nine months of the period, the Fund’s strongest relative results were in the consumer discretionary, industrials and consumer staples sectors. From a sector allocation perspective, an overweight in consumer discretionary and underweights in energy and industrials were the most beneficial to relative results. As explained below, the Fund then lagged its benchmark during the last three months of the period. Despite this, there were a number of holdings that enhanced results over that time period.

In terms of major contributors, the strong profit margins reported by Amazon.com Inc. dispelled investors’ concerns and sent its shares surging, while fellow e-commerce company Expedia Inc. also turned in solid share price gains. Our investment in the healthcare sector produced strong gainers such as biotechnology firm ImClone Systems Inc. and solid performers such as managed care provider Aetna Inc. At steel maker Arcelor Mittal and semiconductor vendor Texas Instruments Inc., structural improvements in their competitive environment and business model drove double-digit share price gains in the past three months. Wireless telecom giant Sprint Nextel Corp. rebounded from compressed valuation levels after the sell-off in January 2007, while shares of Sears Holdings Corp. also advanced. Finally, Trina Solar Ltd., a China-based photovoltaic battery producer, benefited handsomely from the increased appeal of alternative energy to both the Main Street and Wall Street.
   What were the leading detractors from performance?

A. With subprime mortgage woes gracing the covers of financial journals and blasting almost nonstop on the financial news networks in the past months, it was little surprise that our housing- and real estate-related holdings came under pressure. Major detractors included homebuilders Ryland Group Inc. and Toll Brothers Inc., mortgage lender Countrywide Financial Corp., and consumer finance company Capital One Financial Corp. Elsewhere, reduced investor risk tolerance hit biotechnology firm CV Therapeutics, Inc., satellite radio broadcaster XM Satellite Radio Holdings Inc., and long-haul telecom provider Level 3 Communications Inc. UAL Corp., parent of United Airlines, struggled as oil prices rebounded, while hard disk drive vendor Seagate Technology and semiconductor company Micron Technology Inc. fell prey to concerns of intensified price competition in a slow-growth environment for technology spending.
Q. Were there any significant changes to the Fund during the reporting period?
A. In February, 2007, Legg Mason Capital Management, Inc. assumed management responsibility of the Fund, which was renamed Legg Mason Partners All Cap Fund. The Fund seeks to provide investors with long-term growth of capital through ownership of a portfolio of undervalued domestic equity securities without limitation by specific market capitalization parameters.
4     Legg Mason Partners All Cap Fund 2007 Annual Report

   Thank you for your investment in the Legg Mason Partners All Cap Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Jay R. Leopold
Portfolio Manager
Legg Mason Capital Management, Inc.
June 12, 2007
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of April 30, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: JPMorgan Chase & Co. (4.3%), UnitedHealth Group Inc. (4.3%), AES Corp. (4.0%), WellPoint Inc. (3.9%), Sears Holdings Corp. (3.5%), Arcelor Mittal, Class A New York Registered Shares (3.4%), American International Group Inc. (3.0%), Countrywide Financial Corp. (3.0%), Micron Technology Inc. (2.8%) and Bank of America Corp. (2.8%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2007 were: Financials (23.4%), Health Care (20.6%), Consumer Discretionary (17.8%), Information Technology (15.7%) and Industrials (8.7%). The Fund’s portfolio composition is subject to change at any time.
RISKS: Diversification does not assure against market loss. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Source: Lipper, Inc., 5/07.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	Index performances are total returns including gross dividends reinvested into the indexes.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

viii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ix	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[x]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
Legg Mason Partners All Cap Fund 2007 Annual Report      5

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Fund at a Glance (unaudited)

Investment Breakdown
Legg Mason Partners All Cap Fund 2007 Annual Report      7

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges (2)	Value	Value	Ratio (3)	the Period(4)

Class 1(5)	(0.48)%	$1,000.00	$995.20	1.06%	$2.46

Class A	5.28	1,000.00	1,052.80	1.16	5.90

Class B	4.79	1,000.00	1,047.90	1.85	9.39

Class C	4.89	1,000.00	1,048.90	1.80	9.14

(1)	For the six months ended April 30, 2007, unless otherwise noted.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	For the period February 2, 2007 (commencement of operations) to April 30, 2007.
8     Legg Mason Partners All Cap Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio (2)	the Period (3)

Class 1(4)	5.00%	$1,000.00	$1,009.18	1.06%	$2.48

Class A	5.00	1,000.00	1,019.04	1.16	5.81

Class B	5.00	1,000.00	1,015.62	1.85	9.25

Class C	5.00	1,000.00	1,015.87	1.80	9.00

(1)	For the six months ended April 30, 2007, unless otherwise noted.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	For the period February 2, 2007 (commencement of operations) to April 30, 2007.
Legg Mason Partners All Cap Fund 2007 Annual Report      9

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class 1	Class A	Class B	Class C

Twelve Months Ended 4/30/07	N/A	9.98%	9.09%	9.19%

Five Years Ended 4/30/07	N/A	5.60	4.81	4.85

Inception* through 4/30/07	(0.48)%	(1.39)	(2.13)	(2.10)

	With Sales Charges(3)

	Class 1	Class A(4)	Class B	Class C

Twelve Months Ended 4/30/07	N/A	3.70%	4.09%	8.19%

Five Years Ended 4/30/07	N/A	4.36	4.64	4.85

Inception* through 4/30/07	(8.96)%	(2.25)	(2.13)	(2.10)

Cumulative Total Return(1) (unaudited)

Without Sales Charges(2)

Class 1 (inception* through 4/30/07)	(0.48)%

Class A (inception* through 4/30/07)	(9.12)

Class B (inception* through 4/30/07)	(13.68)

Class C (inception* through 4/30/07)	(13.51)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.75%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception date for Class 1 shares is February 2, 2007 and the inception date for Class A, B and C shares is June 30, 2000.
10     Legg Mason Partners All Cap Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners All Cap Fund vs. the Russell 3000 Index† (June 2000 - April 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on June 30, 2000 (inception date), assuming deduction of the 5.75% maximum initial sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2007. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. Figures for the Russell 3000 Index include the reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
Legg Mason Partners All Cap Fund 2007 Annual Report      11

Schedule of Investments (April 30, 2007)
LEGG MASON PARTNERS ALL CAP FUND

Shares	Security	Value

COMMON STOCKS — 99.5%
CONSUMER DISCRETIONARY — 17.8%
Hotels, Restaurants & Leisure — 0.8%
320,218	Wyndham Worldwide Corp. *	$11,079,543

Household Durables — 2.2%
300,000	Ryland Group Inc.	13,290,000
577,000	Toll Brothers Inc. *	17,183,060

	Total Household Durables	30,473,060

Internet & Catalog Retail — 6.5%
604,280	Amazon.com Inc. *	37,060,493
1,148,020	Expedia Inc. *	27,116,232
646,990	IAC/InterActiveCorp. *	24,663,259

	Total Internet & Catalog Retail	88,839,984

Media — 2.9%
1,353,240	Time Warner Inc.	27,917,341
1,070,100	XM Satellite Radio Holdings Inc., Class A Shares *	12,520,170

	Total Media	40,437,511

Multiline Retail — 3.5%
253,700	Sears Holdings Corp. *	48,433,867

Specialty Retail — 1.9%
693,945	Home Depot Inc.	26,279,697

	TOTAL CONSUMER DISCRETIONARY	245,543,662

FINANCIALS — 23.4%
Capital Markets — 3.2%
696,600	E*TRADE Financial Corp. *	15,380,928
1,677,000	TD Ameritrade Holding Corp. *	28,592,850

	Total Capital Markets	43,973,778

Consumer Finance — 2.4%
446,150	Capital One Financial Corp.	33,131,099

Diversified Financial Services — 7.1%
762,729	Bank of America Corp.	38,822,906
1,149,591	JPMorgan Chase & Co.	59,893,691

	Total Diversified Financial Services	98,716,597

Insurance — 7.7%
594,500	American International Group Inc.	41,561,495
751,100	Security Capital Assurance Ltd.	24,110,310
427,480	Travelers Cos. Inc.	23,126,668
222,800	XL Capital Ltd., Class A Shares	17,373,944

	Total Insurance	106,172,417

See Notes to Financial Statements.
12     Legg Mason Partners All Cap Fund 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 3.0%
1,118,500	Countrywide Financial Corp.	$41,473,980

	TOTAL FINANCIALS	323,467,871

HEALTH CARE — 20.6%
Biotechnology — 6.0%
564,900	Affymetrix Inc. *	14,839,923
688,011	Alkermes Inc. *	11,304,021
146,575	Amgen Inc. *	9,401,320
1,609,000	CV Therapeutics Inc. *	13,563,870
484,200	ImClone Systems Inc. *	20,283,138
888,900	Mannkind Corp. *	12,924,606

	Total Biotechnology	82,316,878

Health Care Providers & Services — 12.4%
800,700	Aetna Inc.	37,536,816
289,500	Cardinal Health Inc.	20,250,525
1,109,490	UnitedHealth Group Inc.	58,869,540
683,700	WellPoint Inc. *	53,991,789

	Total Health Care Providers & Services	170,648,670

Pharmaceuticals — 2.2%
575,000	Sepracor Inc. *	30,866,000

	TOTAL HEALTH CARE	283,831,548

INDUSTRIALS — 8.7%
Airlines — 1.3%
550,944	UAL Corp. *	18,401,530

Commercial Services & Supplies — 1.5%
758,950	Republic Services Inc.	21,197,473

Electrical Equipment — 1.5%
1,432,750	Solarfun Power Holdings Co., Ltd., ADR *	20,445,342

Road & Rail — 4.4%
291,429	Arkansas Best Corp.	11,482,303
1,544,100	Hertz Global Holdings Inc. *	30,727,590
468,700	YRC Worldwide Inc. *	18,649,573

	Total Road & Rail	60,859,466

	TOTAL INDUSTRIALS	120,903,811

INFORMATION TECHNOLOGY — 15.7%
Computers & Peripherals — 2.5%
155,815	International Business Machines Corp.	15,925,851
843,728	Seagate Technology	18,688,575

	Total Computers & Peripherals	34,614,426

See Notes to Financial Statements.
Legg Mason Partners All Cap Fund 2007 Annual Report      13

Schedule of Investments (April 30, 2007) (continued)

Shares	Security	Value

Electronic Equipment & Instruments — 1.5%
878,800	Jabil Circuit Inc.	$20,476,040

Internet Software & Services — 2.6%
1,262,100	Yahoo! Inc. *	35,389,284

Semiconductors & Semiconductor Equipment — 6.1%
3,404,285	Micron Technology Inc. *	39,047,149
978,670	Texas Instruments Inc.	33,636,888
208,600	Trina Solar Ltd., ADR *	11,145,498

	Total Semiconductors & Semiconductor Equipment	83,829,535

Software — 3.0%
1,150,600	Red Hat Inc. *	24,323,684
1,007,500	Symantec Corp. *	17,732,000

	Total Software	42,055,684

	TOTAL INFORMATION TECHNOLOGY	216,364,969

MATERIALS — 5.2%
Chemicals — 1.8%
937,500	Nalco Holding Co.	24,918,750

Metals & Mining — 3.4%
867,500	Arcelor Mittal, Class A New York Registered Shares	46,341,850

	TOTAL MATERIALS	71,260,600

TELECOMMUNICATION SERVICES — 4.1%
Diversified Telecommunication Services — 1.5%
3,618,300	Level 3 Communications Inc. *	20,117,748

Wireless Telecommunication Services — 2.6%
1,802,368	Sprint Nextel Corp.	36,101,431

	TOTAL TELECOMMUNICATION SERVICES	56,219,179

UTILITIES — 4.0%
Independent Power Producers & Energy Traders — 4.0%
2,522,700	AES Corp. *	55,474,173

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,339,975,391)	$1,373,065,813

See Notes to Financial Statements.
14     Legg Mason Partners All Cap Fund 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENT — 0.4%
Repurchase Agreement — 0.4%
$5,467,000	Interest in $372,329,000 joint tri-party repurchase agreement dated 4/30/07 with Greenwich Capital Markets Inc., 5.230% due 5/1/07; Proceeds at maturity — $5,467,794; (Fully collateralized by various U.S. government agency obligations, 3.555% to 7.089% due 7/1/12 to 11/1/46; Market value — $5,576,378) (Cost — $5,467,000)	$5,467,000

	TOTAL INVESTMENTS — 99.9% (Cost — $1,345,442,391#)	1,378,532,813
	Other Assets in Excess of Liabilities — 0.1%	1,261,386

	TOTAL NET ASSETS — 100.0%	$1,379,794,199

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,347,041,793.
  Abbreviation used in this schedule:

ADR —	American Depositary Receipt
See Notes to Financial Statements.
Legg Mason Partners All Cap Fund 2007 Annual Report      15

Statement of Assets and Liabilities (April 30, 2007)

ASSETS:
Investments, at value (Cost — $1,345,442,391)	$1,378,532,813
Cash	982
Receivable for securities sold	14,600,027
Receivable for Fund shares sold	547,518
Dividends and interest receivable	99,009
Prepaid expenses	49,635

Total Assets	1,393,829,984

LIABILITIES:
Payable for securities purchased	10,753,849
Payable for Fund shares repurchased	1,070,377
Investment management fee payable	730,848
Transfer agent fees payable	693,697
Distribution fees payable	494,900
Deferred compensation payable	11,844
Directors’/Trustees’ fees payable	8,455
Accrued expenses	271,815

Total Liabilities	14,035,785

Total Net Assets	$1,379,794,199

NET ASSETS:
Par value (Note 5)	$1,356
Paid-in capital in excess of par value	1,513,837,709
Accumulated net investment loss	(4,799)
Accumulated net realized loss on investments and futures contracts	(167,132,551)
Net unrealized appreciation on investments and foreign currencies	33,092,484

Total Net Assets	$1,379,794,199

Shares Outstanding:
Class 1	43,527,490

Class A	42,796,148

Class B	22,240,598

Class C	27,072,239

Net Asset Value:
Class 1 (and redemption price)	$10.36

Class A (and redemption price)	$10.36

Class B(1)	$9.84

Class C(1)	$9.86

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%)	$11.32

Class A (based on maximum initial sales charge of 5.75%)(2)	$10.99

(1)	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(2)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
See Notes to Financial Statements.
16     Legg Mason Partners All Cap Fund 2007 Annual Report

Statement of Operations (For the year ended April 30, 2007)

INVESTMENT INCOME:
Dividends	$6,411,932
Interest	1,528,956
Less: Foreign taxes withheld	(75,600)

Total Investment Income	7,865,288

EXPENSES:
Investment management fee (Note 2)	4,216,841
Distribution fees (Notes 2 and 4)	3,448,035
Transfer agent fees (Note 4)	768,034
Shareholder reports (Note 4)	171,634
Restructuring and reorganization fees (Note 11)	99,204
Registration fees	47,366
Legal fees	46,282
Audit and tax	42,523
Directors’/Trustees’ fees (Note 11)	29,848
Insurance	8,250
Custody fees	7,826
Miscellaneous expenses	10,643

Total Expenses	8,896,486
Less: Fee waivers and/or expense reimbursements (Notes 2, 8 and 11)	(76,307)

Net Expenses	8,820,179

Net Investment Loss	(954,891)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	71,644,494
Futures contracts	9,149,146

Net Realized Gain	80,793,640

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(45,917,077)
Futures contracts	(12,398,566)
Foreign currencies	956

Change in Net Unrealized Appreciation/ Depreciation	(58,314,687)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	22,478,953

Increase in Net Assets From Operations	$21,524,062

See Notes to Financial Statements.
Legg Mason Partners All Cap Fund 2007 Annual Report      17

Statements of Changes in Net Assets (For the years ended April 30,)

	2007	2006

OPERATIONS:
Net investment loss	$(954,891)	$(1,771,901)
Net realized gain	80,793,640	6,284,426
Change in net unrealized appreciation/depreciation	(58,314,687)	55,262,048

Increase in Net Assets From Operations	21,524,062	59,774,573

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	38,863,219	45,878,351
Cost of shares repurchased	(181,822,524)	(117,111,720)
Net assets of shares issued in connection with merger (Note 6)	1,134,159,514	—

Increase (Decrease) in Net Assets From Fund Share Transactions	991,200,209	(71,233,369)

Increase (Decrease) in Net Assets	1,012,724,271	(11,458,796)
NET ASSETS:
Beginning of year	367,069,928	378,528,724

End of year*	$1,379,794,199	$367,069,928

* Includes accumulated net investment loss of:	$(4,799)	—

See Notes to Financial Statements.
18     Legg Mason Partners All Cap Fund 2007 Annual Report

Financial Highlights
For a share of each class of beneficial interest outstanding throughout the year ended April 30, unless otherwise noted:

Class 1 Shares(1)	2007(2)

Net Asset Value, Beginning of Year	$10.41

Income (Loss) From Operations:
Net investment income	0.00	(3)
Net realized and unrealized loss	(0.05)

Total Loss From Operations	(0.05)

Net Asset Value, End of Year	$10.36

Total Return(4)	(0.48)%

Net Assets, End of Year (000s)	$450,886

Ratios to Average Net Assets:
Gross expenses	1.06	%(5)(6)
Net expenses	1.06	(5)(6)
Net investment income	0.08	(6)

Portfolio Turnover Rate	81%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period February 2, 2007 (commencement of operations) to April 30, 2007.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.06% (Note 11).

(6)	Annualized.
See Notes to Financial Statements.
Legg Mason Partners All Cap Fund 2007 Annual Report      19

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended April 30:

Class A Shares(1)	2007		2006†		2005†		2004†	2003†

Net Asset Value, Beginning of Year	$9.42		$8.02		$7.96		$6.32	$7.89

Income (Loss) From Operations:
Net investment income (loss)	0.01		0.01		0.01		(0.03)	(0.02)
Net realized and unrealized gain (loss)	0.93		1.39		0.05		1.67	(1.55)

Total Income (Loss) From Operations	0.94		1.40		0.06		1.64	(1.57)

Net Asset Value, End of Year	$10.36		$9.42		$8.02		$7.96	$6.32

Total Return(2)	9.98%		17.46%		0.75%		25.95%	(19.90)%

Net Assets, End of Year (000s)	$443,226		$91,562		$84,629		$48,352	$25,273

Ratios to Average Net Assets:
Gross expenses	1.20	%(3)	1.21	%(4)	1.20%		1.19%	1.20%
Net expenses	1.18	(3)(5)(6)(7)	1.19	(4)(6)(7)	1.18	(6)(7)	1.19 (6)	1.20 (6)
Net investment income (loss)	0.14		0.06		0.14		(0.36)	(0.37)

Portfolio Turnover Rate	81%		24%		15%		125%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.18% and 1.16%, respectively (Note 11).

(4)	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

(5)	Effective as of the close of business on February 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.16% until September 1, 2008.

(6)	Prior to the close of business on February 2, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.40%.

(7)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding, for the periods prior to April 13, 2007.
See Notes to Financial Statements.
20     Legg Mason Partners All Cap Fund 2007 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended April 30:

Class B Shares(1)	2007		2006†		2005†		2004†	2003†

Net Asset Value, Beginning of Year	$9.02		$7.74		$7.73		$6.18	$7.78

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.06)		(0.05)		(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.87		1.34		0.06		1.63	(1.53)

Total Income (Loss) From Operations	0.82		1.28		0.01		1.55	(1.60)

Net Asset Value, End of Year	$9.84		$9.02		$7.74		$7.73	$6.18

Total Return(2)	9.09%		16.54%		0.13%		25.08%	(20.57)%

Net Assets, End of Year (000s)	$218,812		$71,865		$73,331		$56,434	$39,445

Ratios to Average Net Assets:
Gross expenses	1.93	%(3)	1.97	%(4)	1.97%		1.94%	1.97%
Net expenses	1.90	(3)(5)(6)(7)	1.95	(4)(6)(7)	1.94	(6)(7)	1.94 (6)	1.97 (6)
Net investment loss	(0.53)		(0.70)		(0.62)		(1.13)	(1.14)

Portfolio Turnover Rate	81%		24%		15%		125%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.88%, respectively (Note 11).

(4)	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.96% and 1.95%, respectively.

(5)	Effective as of the close of business on February 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.93%.

(6)	Prior to the close of business on February 2, 2007, as a result of voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.15%.

(7)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding, for the periods prior to April 13, 2007.
See Notes to Financial Statements.
Legg Mason Partners All Cap Fund 2007 Annual Report      21

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended April 30:

Class C Shares(1)	2007		2006†		2005†		2004†	2003†

Net Asset Value, Beginning of Year	$9.03		$7.74		$7.74		$6.19	$7.78

Income (Loss) From Operations:
Net investment loss	(0.04)		(0.06)		(0.05)		(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.87		1.35		0.05		1.63	(1.52)

Total Income (Loss) From Operations	0.83		1.29		0.00		1.55	(1.59)

Net Asset Value, End of Year	$9.86		$9.03		$7.74		$7.74	$6.19

Total Return(2)	9.19%		16.67%		0.00%		25.04%	(20.44)%

Net Assets, End of Year (000s)	$266,870		$190,538		$215,024		$215,044	$176,460

Ratios to Average Net Assets:
Gross expenses	1.85	%(3)	1.93	%(4)	1.95%		1.91%	1.93%
Net expenses	1.85	(3)(5)(6)	1.91	(4)(5)(6)	1.92	(5)(6)	1.91 (5)	1.93 (5)
Net investment loss	(0.40)		(0.65)		(0.60)		(1.11)	(1.10)

Portfolio Turnover Rate	81%		24%		15%		125%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.83% (Note 11).

(4)	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.93% and 1.90%, respectively.

(5)	Prior to the close of business on February 2, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.15%.

(6)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding, for the periods prior to April 13, 2007.
See Notes to Financial Statements.
22     Legg Mason Partners All Cap Fund 2007 Annual Report

Notes to Financial Statements
1. Organization and Significant Accounting Policies
Legg Mason Partners All Cap Fund (the “Fund”) (formerly known as Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value) is a non-diversified separate series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 13, 2007, the Fund was a separate non-diversified series of the Legg Mason Partners Investment Funds, Inc., a Maryland corporation, registered under the 1940 Act.
   Prior to the close of business on February 2, 2007, the Fund was a separate diversified series of the Legg Mason Partners Investment Funds, Inc.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation
Legg Mason Partners All Cap Fund 2007 Annual Report      23

Notes to Financial Statements (continued)
margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
24     Legg Mason Partners All Cap Fund 2007 Annual Report

Notes to Financial Statements (continued)
   (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net	Accumulated Net	Paid-in
(a)	Investment Loss	Realized Loss	Capital

	$952,500	$145,462,403	$(146,414,903)

(a)	Reclassifications are primarily due to a tax net operating loss, an expiration of a capital loss carryforward related to the transfer of net assets (See Note 6) and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates
Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

   From August 1, 2006 to February 2, 2007, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) served as the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) served as the Fund’s subadviser. The portfolio managers who were
Legg Mason Partners All Cap Fund 2007 Annual Report      25

Notes to Financial Statements (continued)
responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
   LMPFA provided administrative and certain oversight services to the Fund. LMPFA delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remained unchanged. For its services, LMPFA paid ClearBridge 70% of the net management fee it received from the Fund.
   Effective as of the close of business on February 2, 2007, Legg Mason Capital Management, Inc. (“LMCM”) became the Fund’s investment manager. LMCM is a wholly-owned subsidiary of Legg Mason. Under the new investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $2 billion	0.700%
Over $2 billion	0.650

   Also effective February 2, 2007, LMPFA serves as the sub-administrator to the Fund. LMPFA provides certain administrative services for the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator.
   LMCM has contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.16% for Class A shares and 1.93% for Class B shares until September 1, 2008. During the period prior to February 2, 2007, the Fund’s Class A, B, and C shares had voluntary expense limitations in place of 1.40%, 2.15% and 2.15%, respectively.
   During the year ended April 30, 2007, the Fund was reimbursed for expenses in the amount of $76,307.
   Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.
   There is a maximum initial sales charge of 8.50% for Class 1 shares and 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
26     Legg Mason Partners All Cap Fund 2007 Annual Report

Notes to Financial Statements (continued)
   For the year ended April 30, 2007, LMIS and its affiliates received sales charges of approximately $23,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$0*	$132,000	$10,000

*	Amount represents less than $1,000.
   As of close of business, February 2, 2007, the Fund assumed a liability for deferred compensation in the amount of $11,844 due to the merger with Legg Mason Partners Growth and Income Fund.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.
3. Investments
During the year ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,241,353,897

Sales	458,247,396

   At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$86,652,254
Gross unrealized depreciation	(55,161,234)

Net unrealized appreciation	$31,491,020

4. Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.
Legg Mason Partners All Cap Fund 2007 Annual Report      27

Notes to Financial Statements (continued)
   For the year ended April 30, 2007, class specific expenses were as follows:

	Distribution	Transfer	Shareholder
	Fees	Agent Fees	Reports Expenses

Class 1*	—	$305,788	$43,002
Class A	$427,731	258,159	52,331
Class B	1,041,817	133,720	26,543
Class C	1,978,487	70,363	49,756
Class I**	—	4	2

Total	$3,448,035	$768,034	$171,634

*	For the period February 2, 2007 (commencement of operations) to April 30, 2007.

**	Class Y shares were liquidated on September 8, 2006. As of November 20, 2006, Class Y shares were renamed Class I shares.
5. Shares of Beneficial Interest
At April 30, 2007, the Trust had unlimited numbers of shares of beneficial interest authorized with a par value of 0.00001 per share. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distributions of its shares. Prior to April 13, 2007, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund had the ability to issue multiple classes of shares. Each share of a class represented an identical interest in the Fund and had the same rights, except that each class beared certain direct expenses, including those specifically related to the distribution of its shares.
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	April 30, 2007		April 30, 2006

	Shares	Amount	Shares	Amount

Class 1*
Shares sold	298,278	$3,065,719	—	—
Shares repurchased	(1,913,906)	(19,625,151)	—	—
Shares issued with merger	45,143,118	469,836,304	—	—

Net Increase	43,527,490	$453,276,872	—	—

Class A
Shares sold	2,184,091	$21,897,873	2,204,170	$19,379,463
Shares repurchased	(5,288,797)	(52,752,181)	(3,035,280)	(26,947,307)
Shares issued with merger	36,182,960	376,582,004	—	—

Net Increase (Decrease)	33,078,254	$345,727,696	(831,110)	$(7,567,844)

28     Legg Mason Partners All Cap Fund 2007 Annual Report

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	April 30, 2007		April 30, 2006

	Shares	Amount	Shares	Amount

Class B
Shares sold	560,208	$5,290,211	898,379	$7,602,607
Shares repurchased	(3,601,218)	(34,208,647)	(2,407,113)	(20,506,058)
Shares issued with merger	17,311,375	171,424,292	—	—

Net Increase (Decrease)	14,270,365	$142,505,856	(1,508,734)	$(12,903,451)

Class C
Shares sold	750,970	$6,961,352	1,499,526	$12,657,075
Shares repurchased	(6,508,736)	(60,664,455)	(8,167,718)	(69,536,404)
Shares issued with merger	11,724,812	116,316,914	—	—

Net Increase (Decrease)	5,967,046	$62,613,811	(6,668,192)	$(56,879,329)

Class I**
Shares sold	179,704	$1,648,064	706,510	$6,239,206
Shares repurchased	(1,563,323)	(14,572,090)	(13,194)	(121,951)

Net Increase (Decrease)	(1,383,619)	$(12,924,026)	693,316	$6,117,255

*	For the period February 2, 2007 (commencement of operations) to April 30, 2007.

**	Class Y shares were liquidated on September 8, 2006. As of November 20, 2006, Class Y shares were renamed Class I shares.
6. Transfer of Net Assets
On February 2, 2007, the Fund acquired the assets and certain liabilities of Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap and International, and Legg Mason Partners Growth and Income Fund (collectively, the “Acquired Funds”) pursuant to a plan of reorganization approved by shareholders of the Acquired Funds on January 19, 2007. Total shares issued by the Fund and the total net assets of the Acquired Funds on the date of the transfer were as follows:

		Total Net Assets
	Shares Issued	of the
Acquired Fund	by the Fund	Acquired Fund

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	12,316,603	$123,836,196
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	12,907,897	130,248,613
Legg Mason Partners Multiple Discipline Funds All Cap and International	4,016,088	40,545,569
Legg Mason Partners Growth and Income Fund	81,121,677	839,529,136

   The total net assets of the Fund before the reorganization were $328,835,255.
   The total net assets of the Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap and International, and Legg Mason Partners Growth and Income Fund before acquisition included unrealized appreciation/ (depreciation) of $(1,335,761), $5,194,084, $4,939,234 and $36,020,993, respectively, accumulated net realized loss of $131,587,944,
Legg Mason Partners All Cap Fund 2007 Annual Report      29

Notes to Financial Statements (continued)
$41,988,943, $13,090, and $10,010,961, respectively, and accumulated net investment loss of $914, $1,213 and $281, respectively. Legg Mason Partners Growth and Income Fund had no accumulated net investment loss. Total net assets of the Fund immediately after the transfer were $1,462,994,769. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
   As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value Class A, Class B and Class C shares received 1.014115, 1.026388 and 1.024837 shares of the Fund’s Class A, Class B and Class C shares, respectively. Shareholders of Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value Class A, Class B and Class C shares received 1.059773, 1.072286 and 1.073000 shares of the Fund’s Class A, Class B and Class C shares, respectively. Shareholders of Legg Mason Partners Multiple Discipline Funds All Cap and International Class A, Class B and Class C shares received 1.287902, 1.345936 and 1.342882 shares of the Fund’s Class A, Class B and Class C shares, respectively. Shareholders of Legg Mason Partners Growth and Income Fund Class A, Class B, Class C and Class 1 shares received 1.409399, 1.376081, 1.445719 and 1.410485 shares of the Fund’s Class A, Class B, Class C and Class 1 shares, respectively.

7.	Income Tax Information and Distributions to Shareholders
The Fund did not make any distributions during the fiscal years ended April 30, 2007 and 2006.
   As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(165,533,149)
Other book/tax temporary differences(a)	(4,799)
Unrealized appreciation/(depreciation)(b)	31,493,082

Total accumulated earnings/(losses) — net	$(134,044,866)

*	During the taxable year ended April 30, 2007, $170,184,738 of capital loss carryforwards were transferred to the Fund as a result of the reorganizations discussed in Note 6. Additionally, the Fund utilized $67,439,773 of its capital loss carryforwards available from prior years. As of April 30, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

4/30/2010	$(26,627,025)
4/30/2011	(126,712,177)
4/30/2012	(11,972,942)
4/30/2013	(221,005)

$(165,533,149)

These amounts will be available to offset any future taxable capital gains subject to various limitations imposed by the tax regulations due to the reorganizations discussed in Note 6.

(a)	Other book/tax temporary differences are attributable primarily in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
30     Legg Mason Partners All Cap Fund 2007 Annual Report

Notes to Financial Statements (continued)
8. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-existing investment adviser or manager to the fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
   The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
Legg Mason Partners All Cap Fund 2007 Annual Report      31

Notes to Financial Statements (continued)
   The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
9. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under its respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief
32     Legg Mason Partners All Cap Fund 2007 Annual Report

Notes to Financial Statements (continued)
and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.
10. Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.
Legg Mason Partners All Cap Fund 2007 Annual Report      33

Notes to Financial Statements (continued)
11. Special Shareholder Meeting and Reorganization
Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses related to obtaining shareholder votes for proposals presented in the proxy, the election of trustees, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.
12. Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be May 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
* * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.
34     Legg Mason Partners All Cap Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders
Legg Mason Partners Equity Trust:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners All Cap Fund (formerly Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value), a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Investment Funds, Inc.) as of April 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners All Cap Fund as of April 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 26, 2007
Legg Mason Partners All Cap Fund 2007 Annual Report      35

Additional Information (unaudited)
Information about Trustees and Officers
The business and affairs of the Legg Mason Partners All Cap Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee

Non-Interested Trustees:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth Year: 1940	Trustee	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	57	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1952	Trustee	Since 2007	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	57	None

Dwight B. Crane c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	60	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1934	Trustee	Since 2007	Retired; Formerly, President and Director, Book Publishing Co. (1970 to 2002)	57	None

Frank G. Hubbard c/o Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	57	None
36     Legg Mason Partners All Cap Fund

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 2007	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	57	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1936	Trustee	Since 2007	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	57	None

Jerome H. Miller c/o Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1938	Trustee	Since 1998	Retired	57	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Trustee	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	57	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Trustee	Since 2007	President; Murphy Capital Management (investment advice) (since 1983)	57	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)
Legg Mason Partners All Cap Fund      37

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1948	Trustee	Since 2007	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	57	Director, Citizens National Bank, Maplewood (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Trustee	Since 2007	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	57	None
38     Legg Mason Partners All Cap Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Trustee President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual Funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser Inc. (from 2002 to 2005)	149	None
Legg Mason Partners All Cap Fund      39

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee

Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with predecessor firms of Legg Mason or its predecessors (from 2002 to 2004)	N/A	N/A
40     Legg Mason Partners All Cap Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A
Legg Mason Partners All Cap Fund      41

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessors (since 2002); Controller of certain funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.
42     Legg Mason Partners All Cap Fund

Additional Shareholder Information (unaudited)
Results of Special Meetings of Shareholders
On December 11, 2006, a Special Meeting of Shareholders was held to vote on a proposal recently approved by the Fund’s Trustees. The following table provides the number of votes cast for, or withheld, as well as the number of abstentions and broker non-votes as to the following proposal:
Election of Trustees

		Authority		Broker
Nominees	Votes For	Withheld	Abstentions	Non-Votes

Paul R. Ades	121,866,497.391	3,054,107.186	0.000	0.000
Andrew L. Breech	121,900,821.025	3,019,783.552	0.000	0.000
Dwight B. Crane	121,850,512.564	3,070,092.013	0.000	0.000
Robert M. Frayn, Jr.	121,778,191.988	3,142,412.589	0.000	0.000
Frank G. Hubbard	121,848,495.495	3,072,109.082	0.000	0.000
Howard J. Johnson	121,865,914.325	3,054,690.252	0.000	0.000
David E. Maryatt	121,813,754.911	3,106,849.666	0.000	0.000
Jerome H. Miller	121,858,470.310	3,062,134.267	0.000	0.000
Ken Miller	121,889,516.870	3,031,087.707	0.000	0.000
John J. Murphy	121,864,667.771	3,055,936.806	0.000	0.000
Thomas F. Schlafly	121,848,850.151	3,071,754.426	0.000	0.000
Jerry A. Viscione	121,844,786.595	3,075,817.982	0.000	0.000
R. Jay Gerken, CFA	121,826,709.153	3,093,895.424	0.000	0.000

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Trustees. The following tables provide the number of votes cast for, against, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Revise, Convert and Remove Fundamental Investment Policies (2) Approve New Management Agreement and (3) Approve Change in Classification from Diversified to Non-Diversified.
1. Revise, Convert and Remove Fundamental Investment Policies

		Votes		Broker
Items Voted On	Votes For	Against	Abstentions	Non-Votes

Revise:
Borrowing Money	16,703,792.280	359,040.080	385,092.722	759,733.000
Underwriting	16,705,245.614	373,821.692	368,857.776	759,733.000
Lending	16,749,098.072	348,432.766	350,394.244	759,733.000
Issuing Senior Securities	16,720,387.660	374,893.469	352,643.953	759,733.000
Real Estate	16,761,138.397	349,210.881	337,575.804	759,733.000
Commodities	16,718,082.404	381,490.515	348,352.163	759,733.000
Concentration	16,735,344.544	363,485.285	349,095.253	759,733.000
Convert:
Fundamental to Non-Fundamental	16,679,229.413	416,728.610	351,967.059	759,733.000
Remove:
Purchase of Illiquid Securities	16,674,197.651	411,688.767	362,038.664	759,733.000

Legg Mason Partners All Cap Fund      43

Additional Shareholder Information (unaudited)
(continued)
2. Approve New Management Agreement

		Votes
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	16,752,838.799	362,087.960	332,998.323	759,733.000

3. Approve Change in Classification from Diversified to Non-Diversified

		Votes
Item Voted On	Votes For	Against	Abstentions	Non-Votes

Change Classification from Diversified to Non-Diversified	16,695,788.447	404,694.733	347,441.902	759,733.000

44     Legg Mason Partners All Cap Fund

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Legg Mason Partners
All Cap Fund

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

INVESTMENT MANAGER
Legg Mason Capital Management, Inc.

SUB-ADMINISTRATOR
Legg Mason Partners Fund Advisor, LLC

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
PFS Investments Inc.

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners All Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2007 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02330 06/07 SR07-360

Legg Mason Partners
All Cap Fund

The Fund is a separate series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS ALL CAP FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Jerry A Viscione, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustee pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
Item 4. Principal Accountant Fees and Services
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2006 and April 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,250 in 2006 and $151,000 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,000 in 2006 and $13,400 in 2007. These services consisted of procedures performed in connection with the Review of Form N-1A and Issuance of Consent Letter dated January 31, 2007 and with the Agreed upon Procedures performed in connection with the mergers of Legg Mason Partners Funds dated February 2, 2007.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (formerly known as Legg Mason Partners Investment Funds, Inc.) (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $18,100 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Capital Management, Inc. (“LMCM”), and any entity controlling, controlled by or under common control with LMCM that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMCM or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and LMCM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 10. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 11. EXHIBITS.
(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust
Date: July 6, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust
Date: July 6, 2007

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust
Date: July 6, 2007